UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2006

Playboy Enterprises, Inc.

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(Exact name of registrant as specified in its charter)

Delaware	001-14790	36-4249478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 North Lake Shore Drive, Chicago, Illinois 60611

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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (312) 751-8000

Not applicable.

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7—Regulation FD

Item 7.01. Regulation FD Disclosure.

Playboy Enterprises, Inc. (the "Company") today announced that its senior management team will be presenting at Credit Suisse’s 8th Annual Media and Telecom Week Conference at 8:50 a.m. Eastern on Thursday, December 7, 2006. The team also will present at the UBS 34th Annual Global and Media Communications Conference at 2:30 p.m. Eastern on the same day. A copy of the slide presentation to be delivered by the Company at each conference is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Slide presentation of Playboy Enterprises, Inc., dated December 7, 2006.

The information set forth under "Item 7.01 Regulation FD Disclosure" and "Item 9.01 Financial Statements and Exhibits," including in each case the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2006	PLAYBOY ENTERPRISES, INC.

	By:	/s/ Linda G. Havard
Linda G. Havard Executive Vice President, Finance and Operations, and Chief Financial Officer